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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 14, 2000


                              LJL BIOSYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    000-23647
                            (Commission File Number)

         DELAWARE                                         77-0360183
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
       incorporation)


                                405 TASMAN DRIVE
                               SUNNYVALE, CA 94089
             (Address of principal executive offices, with zip code)

                                 (408) 541-8787
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         On July 14, 2000, Molecular Devices Corporation and LJL BioSystems, Inc. announced the dates and times of their special stockholders' meetings to consider and vote upon matters related to the merger agreement entered into between the companies on June 7, 2000. Further details regarding this announcement are contained in the company's news release dated July 14, 2000 attached as an exhibit hereto and incorporated herein by reference.

         On July 20, 2000, LJL BioSystems, Inc. announced financial results for the second quarter and six months ended June 30, 2000. Further details regarding this announcement are contained in the company's news release dated July 20, 2000 attached as an exhibit hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Exhibits:

                  99.21 LJL BioSystems, Inc. News Release dated July 14, 2000

                  99.22 LJL BioSystems, Inc. News Release dated July 20, 2000



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     LJL BIOSYSTEMS, INC.



Date: July 20, 2000                                  By: /s/  Lev J. Leytes
                                                        ------------------------
                                                         Lev J. Leytes
                                                         President and CEO




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